EXHIBIT 4.2

COMMON	COMMON

MAIR HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 560635 10 4

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

MAIR HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent-Registrar.

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common
TEN ENT	as tenants by the entireties
JT TEN	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT		Custodian	under Uniform Transfers to Minors Act
	(Cust)	(Minor)			(State)

UNIF TRF MIN ACT		Custodian (until age	)	under Uniform Transfers to Minors Act
	(Cust)		(Minor)		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                            Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
X
X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FAX OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

By:

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